UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 10, 2007
Date of report (date of earliest event reported)
Innuity, Inc.
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-29129 (Commission File Number)	87-0370820 (I.R.S. Employer Identification No.)
8644 154th Avenue NE
Redmond, WA 98052
(Address of principal executive offices)(Zip Code)
(425) 497-9909
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.
On May 10, 2007, Innuity, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2007. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Innuity, Inc. dated May 10, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNUITY, INC.
Dated: May 10, 2007	By:	/s/ Robert K. Bench
Robert K. Bench
Chief Financial Officer